FSS1 P-1 09/09

SUPPLEMENT DATED SEPTEMBER 21, 2009

TO THE PROSPECTUS

DATED SEPTEMBER 1, 2009 OF

FRANKLIN STRATEGIC SERIES

(Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, Franklin Small-Mid Cap Growth Fund)

The Prospectus is amended as follows:

I. For Franklin Growth Opportunities Fund, the bar chart under "Performance – Class A Annual Total Returns" section on page 45 is revised as follows:

CLASS A ANNUAL TOTAL RETURNS1

1.  Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2009, the Fund's year-to-date return was 14.36% for Class A.

II. For Franklin Small Cap Growth Fund, the bar chart under "Performance – Class A Annual Total Returns" section on page 65 is revised as follows:

1 Year 5 Years (3/1/02)

CLASS A ANNUAL TOTAL RETURNS1

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2009, the Fund's year-to-date return was 17.36% for Class A.

Please keep this supplement for future reference.